Vessels and Other Fixed Assets (Table)	12 Months Ended
Dec. 31, 2013
VESSELS AND OTHER FIXED ASSETS [Abstract]
Vessels And Other Fixed Assets
Vessels	Cost	Accumulated Depreciation	Net Book Value
Balance December 31, 2011	$ 764,905	$ (97,692)	$ 667,213
Additions	88,505	(34,327)	54,178
Balance December 31, 2012	$ 853,410	$ (132,019)	$ 721,391
Additions	341,193	(36,431)	304,762
Balance December 31, 2013	$ 1,194,603	$ (168,450)	$ 1,026,153